UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Braddock Multi-Strategy Income Fund
(Class A: BDKAX)
(Class C: BDKCX)
(Institutional Class: BDKNX)

ANNUAL REPORT
December 31, 2016

Braddock Multi-Strategy Income Fund
A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	7
Schedule of Investments	9
Statement of Assets and Liabilities	16
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	20
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	30
Supplemental Information	31
Expense Example	33

This report and the financial statements contained herein are provided for the general information of the shareholders of the Braddock Multi-Strategy Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.libertystreetfunds.com

 2016 Braddock Multi-Strategy Income Fund
February 23rd, 2016

Executive Summary

The Braddock Multi-Strategy Income Fund (the “Fund”), as measured by the Fund’s institutional share, returned 6.36% in 2016. This can be compared to the return of 2.65% for the Bloomberg Barclays Aggregate Bond Index and 17.34% for the Bank of America Merrill Lynch U.S. Cash Pay U.S. High Yield Index.  Throughout the year’s bouts of volatility (slowing Chinese growth & falling energy prices in Q1, Brexit in Q2 & the U.S. presidential election in Q4), the Fund’s core strategy of investing in U.S. Residential Mortgage Backed Securities (RMBS) and U.S. Asset Backed Securities (ABS) continued to demonstrate its historical low volatility and low correlation to traditional fixed income (0.06) and high yield debt (0.3) markets*.  The positive fundamental performance of the portfolio holdings was driven by the strength of the U.S. consumer and the constructive fundamentals across the U.S. housing/mortgage markets.

The Fund’s primary investment sectors generated positive returns in 2016.  RMBS & Collateralized Loan Obligations (CLO) holdings contributed positive returns of +5.3% and +1.1%, respectively.

Economic Conditions Attractive

The Fund’s holdings performed very well in 2016 due to low defaults and attractive loan prepayments.  This was driven by the strong economic conditions.  When measured by a variety of economic indicators (Exhibit 1), the U.S. housing and consumer sectors appear to be in the early stages of their business cycle.  Conditions are dramatically better than the depressed levels seen during the financial crisis and importantly, they are significantly below the over exuberant levels that contributed to the housing bubble.

When examining the economics from a supply and demand aspect, one observes a housing market positioned for moderate and healthy growth.  From the supply side, the amount of homes available for purchase is historically low.  The seasonally adjusted month’s supply of houses for sale to houses sold is 5.1 months (Nov 2016, U.S. Bureau of the Census), down from over 12 months of supply in 2009, and compared to the 6.2 month average seen from the early 1960s to the year 2000.  Additionally, there is a shortage of entry level homes for first-time homebuyers as homebuilder’s concentrated recent construction on higher priced homes.

*	Using Bloomberg Barclays Aggregate Bond Index and BofAML US High Yield Index, Fund’s inception through 12/31/16.

Exhibit 1
Housing Statistics	Latest	Date	1yr ago	3 yrs ago	5yr ago	10yr ago
US Household Formation~ (thousands)	704	Dec-16	1,330	651	222	1,079
MBA Purchase Index	228	Dec-16	202	189	175	405
FMNA Home Purchase Sentiment	81	Dec-16	83.2	78	60.2	NA
MBA Mortgage Credit availablity	175	Dec-16	164	113	98	868
NAR Housing affordablility Composite	163	Dec-16	166	169	201	110
MBA Mortgage Delinquencies	4.8	Dec-16	5.3	6.4	8.0	4.7
NAHB Homebuilder Confidence	69	Dec-16	60	57	21	33
NAR Existing Home Sales (millions)	5.5	Dec-16	5.4	5.1	4.4	6.3
NAHB Current Conditions Multifamily	53	Sep-16	56	54	47	NA

Consumer Statistics	Latest	Date	1yr ago	3 yrs ago	5yr ago	10yr ago
S&P Experian Consumer Default	0.9	Dec-16	0.9	1.4	2.1	1.3
S&P Experian Consumer Default - Auto	1.0	Dec-16	0.9	1.2	1.3	1.7
US Household Debt to Disposible Income*	104	Sep-16	105	109	115	127
US Personal Saving to Disposible Income`	5.4	Dec-16	6.0	5.3	5.7	3.0
Conf Board Consumer Confidence	113	Dec-16	96	78	65	110
U.S. Unemployment Rate^	4.7	Dec-16	5.1	7.3	9.0	4.6

--	Red reflects stressed periods, Green reflects healthy periods
~	Census Bureau
^	U-3 from Bureau of Labor Statistics
*	Board of Governors Federal Reserve System
`	U.S. Bureau of Economic Analysis
Additional Sources: Mortgage Bankers Association (“MBA”), Fannie Mae (“FMNA”), National Realtors Association (“NAR”), National Association of Home Builders (“NAHB”, the Conference Board (“Conf Board”)

The demand for housing is strong as seen in the FNMA Home Purchase Sentiment Index (Exhibit 1). This is primarily driven by the growth in household formation.   The U.S. household formation rate has rebounded from a very low level of 222,000 new households five years ago to last year’s 704,000 (Exhibit 1).  This also compares favorably with the 1.28 million per year average experienced from 1960 to 2000.  The NAHB Homebuilder Confidence Index continued to grow in 2016, indicating that these businesses believe it is a good environment to build new homes.

It is also important to understand the sustainable nature of these positive economic conditions.  Today’s housing affordability is advantageous when looking back over the last 30 years (Exhibit 2: a higher level indicates houses are more affordable).  Better affordability, which reflects the cost of home ownership to the median household income, enables more potential buyers to become homeowners.  Braddock forecasts this pool of potential buyers to increase over the next decade as the largest segment of the U.S. population will come from the 25-39 year old demographic.   This demographic is a core driver to household formation.

Exhibit 2: Housing Affordability Composite Index
From 3/31/1987 To 9/30/2016

Market Conditions – Securities Markets

The economic strength in the U.S. Housing and Consumer sectors during 2016 translated to strong credit performance in the collateral that underlies the Fund’s RMBS/ABS holdings.   The Fund capitalized on this by keeping its average allocation to the related sectors between 70%-80%.  In 2016, RMBS delinquencies were very low in newer issue securities and continued to fall in bonds which were originated before the financial crisis.  2016’s low interest rate environment led to increased voluntary prepayment rates, which decrease credit exposure to the Fund’s holdings (i.e. loans which prepay out of a collateral pool cannot be a future default).   In addition to the capital appreciation experienced across the portfolio, the Fund also saw 7 securities redeemed before maturity at par value (100 cents on the dollar).  As these bonds were priced below par value, the Fund experienced positive returns when they were redeemed (“called”).

While the Fund experienced capital appreciation on its allocation to the small business commercial and collateralized loan obligations sectors, the mark-to-market and credit performance across the holdings was varied.  For CLO’s, this was caused by the spike in volatility experienced in Q1 2016 related to Chinese growth expectations and falling global energy prices.  The Fund had one CLO position with higher exposure to oil and gas loans experience a negative return, but the remaining positions drove the significantly positive 2016 CLO sector return.  In the small business commercial sector, real estate related holdings demonstrated improved loan fundamentals: higher voluntary loan prepayments and lower delinquencies.  However, small business commercial bonds backed by merchant and installment loans experienced higher delinquencies than forecast.

Fund Management

As subadvisor to the Fund, Braddock Financial LLC’s portfolio management team was successful in navigating a year with considerable interest rate and financial market volatility.  As market risk increased in late 2015, the Fund lowered its exposure to bonds with higher price risk (longer duration assets) and then reinvested in similar assets when credit markets found their footing in the spring of 2016.  Interest rate hedges performed well in the first half of the year when rates unexpectedly fell across western industrial economies.  Since the U.S. Presidential election, the portfolio managers modestly increased the Fund’s exposure to CLOs in order to capitalize on rising interest rates and falling corporate default rates.

Overall Fund composition was only slightly altered in 2016. By year end, the Fund had increased its exposure to U.S. consumer debt from 2% to 9%.  The bonds, which are backed by unsecured consumer loans or auto loans, continue to be attractive due to their short weighted average life and potential for capital appreciation. Additionally, these holdings follow the Fund’s core strategy of RMBS & Consumer ABS.  The remainder of the Fund as of 12/31/2016 was 66% RMBS, 11% CLO, 10% Small Business Commercial and 4% derivatives (interest rate hedges).

Looking forward to 2017

The Braddock portfolio management team is looking forward to 2017.  The Fund appears well positioned to capitalize on the positive economics of our underlying markets and on the growing opportunities in the RMBS/ABS structure finance bond markets.

Best Regards,

Garrett Tripp, CFA Senior Portfolio Manager	Toby Giordano, CFA Portfolio Manager

IMPORTANT RISKS AND DISCLOSURES

The views expressed in this report reflect those of the Fund’s Sub‐Advisor as of the date this is written and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

The Fund commenced investment operations on December 31, 2015, after the conversion of a limited partnership Account, Braddock Structured Opportunities Fund Series A, L.P., which commenced operations on 7/31/2009, (the “Predecessor Account”), into shares of the Fund’s Institutional Class. Performance information prior to December 31, 2015 discussed in this report is for the Predecessor Account. The Fund’s objectives, policies, guidelines and restrictions are in all material respects equivalent to those of the Predecessor Account. The Predecessor Account was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986 on regulated investment companies. If the Predecessor Account had been registered under the 1940 Act, the Predecessor Account’s performance may have been adversely affected.

An investment in the Braddock Multi-Strategy Income Fund is subject to risk, including the possible loss of principal amount invested and including, but not limited to, the following risks, which are more fully described in the prospectus: Mortgage-backed securities: subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed debt securities that are subordinated to other interests in the same pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. The risk of defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. Real estate risk: property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, employment, cultural or technological developments. CLO risk: Collateralized Loan Obligations (CLOs) largely depend on the type of underlying collateral securities and the tranche in which the Fund invests. While CLOs are subject to the typical risks associated with debt instruments (i.e., interest rate risk and credit risk), the Fund is also subject to asset manager, legal and regulatory, limited recourse, liquidity, redemption, and reinvestment risks as a result of the structure of CLOs in which the Fund may invest. Credit Risk: securities held by the Fund could be subject to credit risk, including factors that may impair the credit rating and which may cause the value of the Fund’s investment to decline. Interest rate risk: your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. High Yield (“Junk”) bond risk: junk bonds are speculative investments which involve greater risk of default, downgrade, or price declines, can be more volatile and tend to be less liquid that investment-grade securities. Repurchase agreement risk: may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Reverse repurchase agreement risk: reverse repurchases provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. Liquidity risk: the Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued by the Fund using a fair value methodology due to the fact that illiquid assets may be difficult to value. Leverage risk: as a result of borrowing or other investment techniques, the Fund may be leveraged. Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment. Derivatives risk: derivative instruments, futures contracts, options, swap agreements, and/or selling securities short involve risks different from direct investment in the underlying assets, including but not limited to: futures contracts may cause the value of the Fund’s shares to be more volatile; the Fund may not fully benefit from or may lose money on option or shorting strategies; swaps may be leveraged, are subject to counterparty risk and may be difficult to value or liquidate. Non-diversification risk: as a non-diversified fund, the Fund may focus its assets in the securities of fewer issuers, which exposes the Fund to greater market risk that if its assets were diversified among a greater number of issuers. The Fund may not be suitable for all investors. We encourage you to consult with appropriate tax and financial professionals before considering an investment in the Fund.

The Bloomberg Barclays Aggregate Bond Index measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Bank of America Merrill Lynch U.S. Cash Pay U.S. High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating, at least 18 months to final maturity at the time of issuance, at least 1 year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. One cannot invest directly in an Index.

Braddock Multi-Strategy Income Fund
FUND PERFORMANCE at December 31, 2016 (Unaudited)

The Fund commenced investment operations on December 31, 2015, after the conversion of a limited partnership account, Braddock Structured Opportunities Fund Series A, L.P., which commenced operations on July 31, 2009, (the "Predecessor Account"), into Institutional Class shares of the Fund.  The Fund’s objectives, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Account.

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class shares on July 31, 2009, Predecessor Account’s inception date, with a similar investment in the Bloomberg Barclays Aggregate Bond Index and the BofA Merrill Lynch U.S. Cash Pay U.S. High Yield Index.  The performance graph above is shown for the Fund’s Institutional Class shares; Class A shares and Class C shares performance may vary.  Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays Aggregate Bond Index measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The BofA Merrill Lynch U.S. Cash Pay U.S. High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.  These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of December 31, 2016
	1 Year	5 Years*	Since Inception*	Inception Date
Before deducting maximum sales charge
Class A¹	6.15%	9.89%	10.62%	07/31/09
Class C²	5.29%	9.05%	9.78%	07/31/09
Institutional Class³	6.36%	10.15%	10.89%	07/31/09
After deducting maximum sales charge
Class A¹	0.04%	8.59%	9.74%	07/31/09
Class C²	4.29%	9.05%	9.78%	07/31/09
Bloomberg Barclays Aggregate Bond Index	2.65%	2.23%	3.73%	07/31/09
BofA Merrill Lynch U.S. Cash Pay U.S. High Yield Index	17.34%	7.30%	9.48%	07/31/09
*
The performance figures for Class A, Class C, and Institutional Class include the performance of the Predecessor Account prior to December 31, 2015.  Class A and Class C impose higher expenses than that of Institutional Class.

Braddock Multi-Strategy Income Fund
FUND PERFORMANCE at December 31, 2016 (Unaudited) - Continued

¹
Maximum initial sales charge for Class A shares is 4.25%.  Prior to May 1, 2016 the maximum initial sales charge for Class A shares was 5.75%.  No initial sales charge applies to purchase of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of purchase.

²	A CDSC of 1.00% will be charged on Class C share purchases that are redeemed in whole or in part within 12 months of purchase.
³	Institutional Class shares do not have any initial or contingent deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (800) 207-7108.

Gross and net expense ratios for Class A shares were 2.10% and 1.76%, respectively, for Class C shares were 2.85% and 2.51%, respectively, and for Institutional Class shares were 1.85% and 1.51%, respectively, which were the amounts stated in the current prospectus dated December 31, 2015.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.75%, 2.50%, and 1.50% of the average daily net assets of the Class A shares, Class C shares, and Institutional Class shares, respectively.  This agreement is in effect until April 30, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees.  In the absence of such waivers, the Fund’s returns would have been lower.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three full fiscal years after the date of the waiver or payment.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Braddock Multi-Strategy Income Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2016

Principal Amount		Value

	ASSET-BACKED SECURITIES – 57.5%
$1,000,000	Allegro CLO II Ltd. 6.681%, 1/21/2027[1,2,3]	$968,776
1,000,000	ALM XVI Ltd./ALM XVI LLC 6.230%, 7/15/2027[1,2,3]	937,469
1,300,000	Ares XXXVII CLO Ltd. 7.680%, 10/15/2026[1,2,3]	1,296,354
1,000,000	Bellemeade Re II Ltd. 7.256%, 4/25/2026[1,2,3]	1,028,479
500,000	Bellemeade Re Ltd. 7.056%, 7/25/2025[1,2,3]	521,523
1,500,000	CAN Capital Funding LLC 4.257%, 4/15/2020[1,3]	1,356,474
2,693,135	CHL Mortgage Pass-Through Trust 2005-3 1.066%, 4/25/2035[1,2]	2,145,309
1,500,000	CIFC Funding 2015-V Ltd. 7.182%, 10/25/2027[1,2,3]	1,478,278
1,195,243	Countrywide Asset-Backed Certificates 1.656%, 5/25/2032[1,2]	1,098,677
1,384,479	Credit Suisse First Boston Mortgage Securities Corp. 1.406%, 2/25/2032[1,2]	1,358,265
153,884	Credit-Based Asset Servicing and Securitization LLC 3.765%, 7/25/2035[1,2]	153,365
307,132	CWABS, Inc. Asset-Backed Certificates Series 2004-1 1.316%, 4/25/2034[1,2]	261,998
1,000,000	Exeter Automobile Receivables Trust 2016-1 8.200%, 2/15/2023[1,3]	1,048,683
1,000,000	Exeter Automobile Receivables Trust 2016-3 6.400%, 7/17/2023[1,3]	981,511
	Fannie Mae Connecticut Avenue Securities
989,890	5.056%, 2/25/2025[1,2]	1,042,007
500,000	7.506%, 8/25/2028[1,2]	580,941
500,854	Finance America Mortgage Loan Trust 2004-2 1.656%, 8/25/2034[1,2]	474,537
1,000,000	First Investors Auto Owner Trust 2016-2 5.750%, 9/15/2023[1,3]	987,182
1,500,000	FirstKey Lending 2015-SFR1 Trust 4.797%, 3/9/2047[1,2,3]	1,409,168
250,000	Flagship Credit Auto Trust 2016-3 6.250%, 10/15/2023[1,3]	246,664
	Freddie Mac Structured Agency Credit Risk Debt Notes
989,220	11.506%, 3/25/2025[1,2]	1,162,061
499,103	9.956%, 10/25/2027[1,2]	609,650
499,700	8.306%, 12/25/2027[1,2]	527,652
3,900,000	GSRPM Mortgage Loan Trust Series 2004-1 3.256%, 9/25/2042[1,2,3]	4,071,292

Braddock Multi-Strategy Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2016

Principal Amount		Value

	ASSET-BACKED SECURITIES (Continued)
$650,000	Invitation Homes 2014-SFR1 Trust 4.486%, 6/17/2031[1,2,3]	$649,065
500,000	Invitation Homes 2014-SFR2 Trust 4.736%, 9/17/2031[2,3]	501,306
500,000	Invitation Homes 2015-SFR1 Trust 5.036%, 3/17/2032[1,2,3]	502,233
1,000,000	Invitation Homes 2015-SFR3 Trust 5.486%, 8/17/2032[1,2,3]	1,008,612
500,000	Lendmark Funding Trust 2016-A 6.640%, 4/21/2025[1,3]	492,367
790,861	MASTR Asset Securitization Trust 2003-10 5.448%, 11/25/2033[1,2]	742,433
1,901,054	Merrill Lynch Mortgage Investors Trust MLMI Series 2005-A5 2.830%, 6/25/2035[1,2]	1,318,285
500,000	Nationstar HECM Loan Trust 2016-2 6.535%, 6/25/2026[1,3]	508,750
350,000	Nationstar HECM Loan Trust 2016-3 5.682%, 8/25/2026[1,3]	353,605
260,000	OneMain Financial Issuance Trust 2014-2 5.310%, 9/18/2024[1,3]	261,322
1,000,000	OneMain Financial Issuance Trust 2015-2 5.640%, 7/18/2025[1,3]	994,017
28,133	Resix Finance Ltd. Credit-Linked Notes 5.664%, 2/10/2036[2,3]	45
1,000,000	Sound Point Clo XII Ltd. 7.281%, 10/20/2028[1,2,3]	973,839
549,904	Soundview Home Equity Loan Trust 2001-2 6.500%, 3/25/2030[1,2]	550,761
1,000,000	Springleaf Funding Trust 2015-A 6.310%, 11/15/2024[1,3]	1,008,665
1,500,000	THL Credit Wind River 2014-3 CLO Ltd. 6.482%, 1/22/2027[1,2,3]	1,445,121
520,000	THL Credit Wind River 2015-1 CLO Ltd. 6.431%, 7/20/2027[1,2,3]	488,800
991,446	VOLT XXXIII LLC 4.250%, 3/25/2055[1,2,3]	960,400
345,886	Wells Fargo Mortgage Backed Securities 2004-X Trust 3.036%, 11/25/2034[1,2]	342,163
	TOTAL ASSET-BACKED SECURITIES (Cost $37,322,412)	38,848,104
	COLLATERALIZED MORTGAGE OBLIGATIONS – 38.3%
	ABN Amro Mortgage Corp.
204,229	5.677%, 12/25/2033[1,2]	170,089
432,895	5.677%, 12/25/2033[1,2]	410,570

Braddock Multi-Strategy Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2016

Principal Amount		Value

	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
$12,455,875	Alternative Loan Trust 2005-62 1.938%, 12/25/2035[1,2,4]	$679,879
368,808	Banc of America Alternative Loan Trust 2004-7 5.355%, 8/25/2019[1,2]	314,592
601,835	Banc of America Alternative Loan Trust 2004-9 5.750%, 10/25/2034[1]	353,009
137,857	Banc of America Mortgage 2003-C Trust 3.238%, 4/25/2033[1,2]	110,125
430,755	Banc of America Mortgage 2003-D Trust 3.357%, 5/25/2033[1,2]	371,922
251,801	Banc of America Mortgage 2003-I Trust 3.206%, 10/25/2033[1,2]	198,595
1,479,388	Bayview Commercial Asset Trust 2005-1 1.186%, 4/25/2035[1,2,3]	1,279,155
	Bayview Commercial Asset Trust 2005-3
695,273	1.246%, 11/25/2035[1,2,3]	584,588
633,435	1.266%, 11/25/2035[1,2,3]	533,175
301,486	1.356%, 11/25/2035[1,2,3]	253,559
	Bayview Commercial Asset Trust 2006-1
282,207	1.136%, 4/25/2036[1,2,3]	235,938
893,465	1.156%, 4/25/2036[1,2,3]	726,685
1,450,617	1.176%, 4/25/2036[1,2,3]	1,160,575
228,468	Bayview Commercial Asset Trust 2006-2 1.086%, 7/25/2036[1,2,3]	186,832
2,480,959	Bear Stearns ARM Trust 2004-10 3.574%, 1/25/2035[1,2]	1,086,686
	Bear Stearns Asset Backed Securities Trust 2003-AC6
287,194	3.234%, 11/25/2033[1,2]	235,652
571,493	5.834%, 11/25/2033[1,2]	499,984
76,263	Chase Mortgage Finance Trust Series 2002-S4 6.250%, 3/25/2032[1]	32,832
423,673	Chase Mortgage Trust 2016-1 3.750%, 4/25/2045[1,2,3]	389,740
380,342	Chase Mortgage Trust 2016-2 3.750%, 12/25/2045[1,2,3]	351,599
135,176	CHL Mortgage Pass-Through Trust 2002-32 5.916%, 1/25/2033[1,2]	111,114
275,477	CHL Mortgage Pass-Through Trust 2003-58 3.252%, 2/19/2034[1,2]	236,321
1,249,594	CHL Mortgage Pass-Through Trust 2004-7 3.023%, 6/25/2034[1,2]	1,123,078
1,848,991	CHL Mortgage Pass-Through Trust 2004-HYB3 2.893%, 6/20/2034[1,2]	1,553,586
26,172,209	CHL Mortgage Pass-Through Trust 2005-3 1.648%, 4/25/2035[1,2,4]	1,631,890

Braddock Multi-Strategy Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2016

Principal Amount		Value

	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
$610,142	Citigroup Mortgage Loan Trust, Inc. 2.977%, 3/25/2034[1,2]	$467,618
312,602	Credit Suisse First Boston Mortgage Securities Corp. 5.985%, 6/25/2032[1,2]	188,945
2,058,229	GSR Mortgage Loan Trust 2004-7 2.756%, 6/25/2034[1,2]	1,883,764
482,988	HomeBanc Mortgage Trust 2004-1 1.656%, 8/25/2029[1,2]	245,314
1,083,191	JP Morgan Mortgage Trust 2004-A3 2.895%, 6/25/2034[1,2]	942,413
922,675	MASTR Adjustable Rate Mortgages Trust 2003-2 3.006%, 8/25/2033[1,2]	849,156
1,109,364	MASTR Adjustable Rate Mortgages Trust 2004-13 3.038%, 12/21/2034[1,2]	887,916
203,978	Merrill Lynch Mortgage Investors Trust Series MLCC 2004-B 3.156%, 5/25/2029[1,2]	163,296
894,265	New York Mortgage Trust 2005-1 1.506%, 4/25/2035[1,2]	794,809
267,013	Prime Mortgage Trust 2003-1 5.500%, 6/25/2033[1,2]	174,105
773,855	Prime Mortgage Trust 2005-2 4.851%, 10/25/2032[1,2]	709,981
129,250	Provident Funding Mortgage Loan Trust 2004-1 2.935%, 4/25/2034[1,2]	107,226
37,432	Sequoia Mortgage Trust 2005-4 3.018%, 4/20/2035[1,2]	36,614
170,909	Structured Asset Sec Corp. Mort Pas Thr Cert Ser 2002 5A 2.889%, 4/25/2032[1,2]	167,243
117,469	Structured Asset Sec Corp. Mort Pass Thru Cer Ser 2003-17A 2.467%, 5/25/2033[1,2]	2
49,166	Structured Asset Securities Corp. Mor Pas Thr Cer Ser 2003-6A 3.081%, 3/25/2033[1,2]	42,801
	Structured Asset Securities Corp. Mortgage Pass-Through Ctfs Ser 2003 26A
215,175	2.117%, 9/25/2033[1,2]	206,316
38,361	2.547%, 9/25/2033[1,2]	11,614
553,099	Structured Asset Securities Corp. Mortgage Pass-Through Ctfs Ser 2003-22A 3.210%, 6/25/2033[1,2]	229,705
49,230	Structured Asset Securities Corp. Mortgage Pass-Through Ctfs Ser 2003-34A 2.467%, 11/25/2033[1,2]	7,588
470,981	Thornburg Mortgage Securities Trust 2003-2 1.881%, 4/25/2043[1,2]	462,289

Braddock Multi-Strategy Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2016

Principal Amount		Value

	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
$208,023	WaMu Mortgage Pass-Through Certificates Series 2002-AR18 Trust 2.978%, 1/25/2033[1,2]	$177,860
	WaMu Mortgage Pass-Through Certificates Series 2002-S8 Trust
24,304	5.250%, 1/25/2018[1]	23,740
12,839	5.250%, 1/25/2018[1,3]	8,968
332,560	WaMu Mortgage Pass-Through Certificates Series 2003-AR6 Trust 2.898%, 6/25/2033[1,2]	300,616
437,513	Washington Mutual MSC Mortgage Pass-Through Certificates Series 2002-AR3 Trust 2.905%, 12/25/2032[1,2]	354,881
347,446	Wells Fargo Mortgage Backed Securities 2003-J Trust 3.008%, 10/25/2033[1,2]	245,742
523,817	Wells Fargo Mortgage Backed Securities 2003-K Trust 2.910%, 11/25/2033[1,2]	447,530
429,534	Wells Fargo Mortgage Backed Securities 2003-O Trust 2.889%, 1/25/2034[1,2]	126,116
70,369	Wells Fargo Mortgage Backed Securities 2004-D Trust 2.997%, 5/25/2034[1,2]	50,075
662,022	Wells Fargo Mortgage Backed Securities 2004-J Trust 3.074%, 7/25/2034[1,2]	596,848
248,813	Wells Fargo Mortgage Backed Securities 2004-L Trust 3.063%, 7/25/2034[1,2]	161,534
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $24,105,648)	25,894,395
	CORPORATE BONDS – 0.0%
	FINANCIALS – 0.0%
750,000	First Matrix RMOF Trust 0.000%, 10/1/2029[2,4,5,6]	—
	TOTAL FINANCIALS (Cost $6,456)	—
	TOTAL CORPORATE BONDS (Cost $6,456)	—

Number of Shares		Value

	SHORT-TERM INVESTMENTS – 5.5%
250,526	Fidelity Institutional Government Portfolio, 0.36%[7]	250,526
3,441,941	Morgan Stanley Institutional Liquidity Fund - Government Portfolio, 0.43%	3,441,941
	TOTAL SHORT-TERM INVESTMENTS (Cost $3,692,467)	3,692,467

Braddock Multi-Strategy Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2016

Number of Shares		Value

	TOTAL INVESTMENTS – 101.3% (Cost $65,126,983)	$68,434,966
	Liabilities in Excess of Other Assets – (1.3)%	(905,222)

	TOTAL NET ASSETS – 100.0%	$67,529,744

	SECURITIES SOLD SHORT – (0.3)%
	EXCHANGE-TRADED FUNDS – (0.3)%
(5,700)	SPDR Barclays High Yield Bond ETF	(207,765)
	TOTAL EXCHANGE-TRADED FUNDS (Proceeds $199,802)	(207,765)
	TOTAL SECURITIES SOLD SHORT (Proceeds $199,802)	(207,765)

[1]	Callable.
[2]	Variable, floating or step rate security.
[3]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $32,190,814.

[4]	Interest-only security.
[5]	Illiquid security. The total illiquid securities represent 0.00% of Net Assets.
[6]	Fair value under procedures established by the Board of Trustees, represents 0.00% of Net Assets.
[7]	All or a portion of this security is segregated as collateral for securities sold short.

See accompanying Notes to Financial Statements.

Braddock Multi-Strategy Income Fund
SUMMARY OF INVESTMENTS
As of December 31, 2016

Security Type	Percent of Total Net Assets
Asset-Backed Securities	57.5%
Collateralized Mortgage Obligations	38.3%
Corporate Bonds	0.0%
Financials	0.0%
Total Corporate Bonds	0.0%
Short-Term Investments	5.5%
Total Investments	101.3%
Liabilities in Excess of Other Assets	(1.3)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Braddock Multi-Strategy Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2016

Assets:
Investments, at value (cost $65,126,983)	$68,434,966
Cash deposited with broker for securities sold short	191,473
Receivables:
Fund shares sold	141,212
Interest	291,309
Prepaid expenses	31,834
Total assets	69,090,794

Liabilities:
Securities sold short, at value (proceeds $199,802)	207,765
Payables:
Investment securities purchased	1,170,772
Due to custodian	70,546
Dividends on securities sold short	1,034
Due to advisor	44,707
Shareholder servicing fees (Note 7)	5,045
Distribution fees - Class A & Class C (Note 6)	572
Fund administration fees	7,134
Auditing fees	17,499
Fund accounting fees	9,240
Custody fees	2,857
Chief Compliance Officer fees	2,044
Trustees' fees and expenses	1,455
Transfer agent fees and expenses	9,874
Accrued other expenses	10,506
Total liabilities	1,561,050

Net Assets	$67,529,744

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$64,878,607
Accumulated undistributed net investment income	13,673
Accumulated undistributed net realized loss on investments	(662,556)
Net unrealized appreciation (depreciation) on:
Investments	3,307,983
Securities sold short	(7,963)
Net Assets	$67,529,744

Braddock Multi-Strategy Income Fund
STATEMENT OF ASSETS AND LIABILITIES - Continued
As of December 31, 2016

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$2,707,774
Number of shares issued and outstanding	269,476
Net asset value per share[1]	$10.05
Maximum sales charge (4.25% of offering price)[2]	0.45
Maximum offering price to public	$10.50

Class C Shares:
Net assets applicable to shares outstanding	$169,167
Number of shares issued and outstanding	16,846
Net asset value per share[1]	$10.04

Institutional Class Shares:
Net assets applicable to shares outstanding	$64,652,803
Number of shares issued and outstanding	6,431,605
Net asset value per share	$10.05

[1]	A Contingent Deferred Sales Charge ("CDSC") of 1.00% may be imposed on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more.

See accompanying Notes to Financial Statements.

Braddock Multi-Strategy Income Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

Investment Income:
Interest	$3,633,681
Total investment income	3,633,681

Expenses:
Advisory fees	662,575
Registration fees	63,719
Fund administration fees	56,474
Fund accounting fees	55,028
Transfer agent fees and expenses	45,560
Offering costs	45,340
Legal fees	25,792
Auditing fees	18,999
Shareholder servicing fees (Note 7)	17,969
Chief Compliance Officer fees	13,699
Custody fees	12,640
Shareholder reporting fees	11,049
Miscellaneous	9,243
Trustees' fees and expenses	8,643
Dividends on securities held short	7,969
Distribution fees - Class A (Note 6)	1,541
Distribution fees - Class C (Note 6)	634
Interest expense	1,344
Insurance fees	1,252
Total expenses	1,059,470
Advisory fees waived	(252,890)
Net expenses	806,580
Net investment income	2,827,101

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(503,085)
Net change in unrealized appreciation/depreciation on:
Investments	757,202
Securities sold short	(7,963)
Net realized and unrealized gain on investments	246,154

Net Increase in Net Assets from Operations	$3,073,255

See accompanying Notes to Financial Statements.

Braddock Multi-Strategy Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2016	For the Period Ended December 31, 2015*
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$2,827,101	$-
Net realized loss on investments	(503,085)	-
Net change in unrealized appreciation/depreciation on investments and securities sold short	749,239	-
Net increase in net assets resulting from operations	3,073,255	-

Distributions to Shareholders:
From net investment income:
Class A	(42,484)	-
Class C	(3,538)	-
Institutional Class	(3,003,197)	-
Total distributions to shareholders	(3,049,219)	-

Capital Transactions:
Net proceeds from shares sold:
Class A	2,915,316	2,500
Class C	165,902	2,500
Institutional Class	16,707,389	5,000
Institutional Class Capital Issued with Reorganization of Private Fund (Note 1)	49,561,285
Reinvestment of distributions:
Class A	37,286	-
Class C	1,146	-
Institutional Class	2,874,975	-
Cost of shares redeemed
Class A	(247,476)	-
Institutional Class	(4,520,115)	-
Net increase in net assets from capital transactions	67,495,708	10,000

Total increase in net assets	67,519,744	10,000

Net Assets:
Beginning of period	10,000	-
End of period	$67,529,744	$10,000

Accumulated undistributed net investment income	$13,673	$-

Capital Share Transactions:
Shares sold:
Class A	289,988	250
Class C	16,482	250
Institutional Class	1,661,115	500
Institutional Class Shares Issued with Reorganization of Private Fund (Note 1)	4,933,206
Shares reinvested:
Class A	3,708	-
Class C	114	-
Institutional Class	286,773	-
Shares redeemed
Class A	(24,470)	-
Institutional Class	(449,989)	-
Net increase from capital share transactions	6,716,927	1,000

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Braddock Multi-Strategy Income Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2016	For the Period Ended December 31, 2015*
Net asset value, beginning of period	$10.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.51	-
Net realized and unrealized gain on investments	0.09	-
Total from investment operations	0.60	-

Less Distributions:
From net investment income	(0.55)	-
Total distributions	(0.55)	-

Net asset value, end of period	$10.05	$10.00

Total return[2]	6.15%	-%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,708	$3

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived	2.25%	-%
After fees waived	1.77%	-%
Ratio of expenses to average net assets (excluding dividends on securities sold short and interest expense):
After fees waived	1.75%	-%
Ratio of net investment income to average net assets (including dividends on securities sold short and interest expense):
Before fees waived	4.61%	-%
After fees waived	5.09%	-%

Portfolio turnover rate	31%	-%

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 4.25% of offering price which is waived on sales of $1 million or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class A shares made within 12 months of purchase. If the sales charge was included, total returns would be lower.

See accompanying Notes to Financial Statements.

Braddock Multi-Strategy Income Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2016	For the Period Ended December 31, 2015*
Net asset value, beginning of period	$10.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.44	-
Net realized and unrealized gain on investments	0.08	-
Total from investment operations	0.52	-

Less Distributions:
From net investment income	(0.48)	-
Total distributions	(0.48)	-

Net asset value, end of period	$10.04	$10.00

Total return[2]	5.29%	-%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$169	$2

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived	3.00%	-%
After fees waived	2.52%	-%
Ratio of expenses to average net assets (excluding dividends on securities sold short and interest expense):
After fees waived	2.50%	-%
Ratio of net investment income to average net assets (including dividends on securities sold short and interest expense):
Before fees waived	3.86%	-%
After fees waived	4.34%	-%

Portfolio turnover rate	31%	-%

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class C shares made within 12 months of purchase. If the sales charge was included, total returns would be lower.

See accompanying Notes to Financial Statements.

Braddock Multi-Strategy Income Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2016	For the Period Ended December 31, 2015*
Net asset value, beginning of period	$10.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.54	-
Net realized and unrealized gain on investments	0.08	-
Total from investment operations	0.62	-

Less Distributions:
From net investment income	(0.57)	-
Total distributions	(0.57)	-

Net asset value, end of period	$10.05	$10.00

Total return[2]	6.36%	-%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$64,653	$5

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived	2.00%	-%
After fees waived	1.52%	-%
Ratio of expenses to average net assets (excluding dividends on securities sold short and interest expense):
After fees waived	1.50%	-%
Ratio of net investment income to average net assets (including dividends on securities sold short and interest expense):
Before fees waived	4.86%	-%
After fees waived	5.34%	-%

Portfolio turnover rate	31%	-%

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

Braddock Multi-Strategy Income Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2016

Note 1 – Organization
The Braddock Multi-Strategy Income Fund (the “Fund”) was organized as non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks total return with an emphasis on providing current income. The Fund’s Class A, Class C, and Institutional Class shares commenced investment operations on December 31, 2015.

The Fund commenced operations on December 31, 2015, with Class A, Class C, and Institutional Class shares, prior to which its only activity was the receipt of a $10,000 investment from principals of the Fund’s advisor and a $49,561,285 transfer of shares of the Fund in exchange for the net assets of the Braddock Structured Opportunities Fund Series A, LP, a Delaware limited partnership (the “Company”).  This exchange was nontaxable, whereby the Fund’s Institutional Class issued 4,933,206 shares for the net assets of the Company on December 31, 2015.  Assets with a fair market value of $49,561,285 consisting of cash, interest receivable and securities of the Company with a fair value of $46,984,053 (identified costs of investments transferred were $44,433,272) and cash were the primary assets received by the Fund on January 1, 2016.  For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Partnership was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends, liquidation, income and expenses, except class specific expenses, subject to the approval of the Trustees.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification, Financial Services – Investment Companies”,  Topic 946 (ASC 946).

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Braddock Multi-Strategy Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2016

Trading in securities on many foreign securities exchanges and OTC markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days.  Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset values (“NAV”) are not calculated and on which the Fund does not affect sales and redemptions of its shares.

(b) Short Sales
The Fund may sell securities short.  Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless.  Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense.  To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense.  Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(c) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $45,340, which are being amortized over a one-year period from December 31, 2015 (commencement of operations).

(d) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Braddock Multi-Strategy Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2016

FASB Accounting Standard Codification “Accounting for Uncertainty in Income Taxes”, Topic 740 (ASC 740) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

ASC 740 requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  For the year ended December 31, 2016, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The Fund will make dividend distributions of net investment income, if any, monthly and net capital gains distributions, if any, at least annually, typically in December. The Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(f) Use of Estimates
The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Liberty Street Advisors, Inc. (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.25% of the Fund’s average daily net assets.  The Advisor engages Braddock Financial, LLC (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.75%, 2.50% and 1.50% of the Fund's average daily net assets for Class A, Class C, and Institutional Class shares, respectively.  This agreement is in effect until April 30, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended December 31, 2016, the Advisor waived a portion of its advisory fees totaling $252,890.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred.  At December 31, 2016, the amount of these potentially recoverable expenses was $252,890.  The Advisor may recapture all or a portion of this amount no later than December 31, 2019.

Braddock Multi-Strategy Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2016

Foreside Fund Services, LLC (“Distributor”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended December 31, 2016, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2016 are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At December 31, 2016, gross unrealized appreciation and depreciation on investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$65,126,983

Gross unrealized appreciation	$4,435,842
Gross unrealized depreciation	(1,127,859)
Net unrealized appreciation on investments	$3,307,983

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$(76,320)	$235,791	$(159,471)

Braddock Multi-Strategy Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2016

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$13,673
Undistributed long-term capital gains	-
Tax accumulated earnings	13,673

Accumulated capital and other losses	(662,556)
Unrealized appreciation on investments	3,307,983
Unrealized depreciation on written options	(7,963)
Total accumulated earnings	$2,651,137

The tax character of the distribution paid during the fiscal year ended December 31, 2016, were as follows:

Distributions paid from:	2016
Ordinary income	$3,049,219
Net long-term capital gains	-
Total distributions paid	$3,049,219

At December 31, 2016, the Fund had a long-term capital loss carryover of $662,556 which doesn’t expire.  To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward.  Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Investment Transactions
For the year ended December 31, 2016, purchases and sales of investments, excluding short-term investments, were as follows:

Purchases	Sales	Proceed from Securities Sold Short	Cover Short Securities
$32,901,780	$15,989,455	$199,802	$-

Note 6 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its Class A and Class C shares.  For Class A shares, the maximum annual fee payable to the Distributor for such distribution and/or shareholder liaison services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and shareholder liaison services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares.

The Advisor’s affiliated broker-dealer, HRC Fund Associates, LLC (“HRC”), Member FINRA/SIPC, markets the Fund shares to financial intermediaries pursuant to a marketing agreement with the Advisor. In addition, HRC may receive sales charges from the Fund’s Distributor for activities relating to the marketing of Fund shares pursuant to a wholesaling agreement with the Fund’s Distributor. During the one year period ending December 31, 2016, HRC did not receive any sales charges or distribution fees with respect to the Fund pursuant to the wholesaling agreement.

For the year ended December 31, 2016, distribution fees incurred are disclosed on the Statement of Operations.

Braddock Multi-Strategy Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2016

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of the Fund’s average daily net assets of its shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended December 31, 2016, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund’s that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure
FASB Accounting Standard Codification, “Fair Value Measurements and Disclosures”, Topic 820 (ASC 820) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under ASC 820, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Braddock Multi-Strategy Income Fund
NOTES TO FINANCIAL STATEMENTS – Continued
December 31, 2016

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3*	Total
Assets
Investments
Asset-Backed Securities	$-	$38,848,104	$-	$38,848,104
Collateralized Mortgage Obligations	-	25,894,395	-	25,894,395
Short-Term Investments	3,692,467	-	-	3,692,467
Total Assets	$3,692,467	$64,742,499	$-	$68,434,966

Liabilities
Securities Sold Short
Exchange-Traded Funds	$207,765	$-	$-	$207,765
Total Liabilities	$207,765	$-	$-	$207,765

*	The Fund held a Level 3 security valued at zero at period end.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels for the year ended December 31, 2016.

Note 10 – Recently Issued Accounting Pronouncements
FASB Accounting Standard Update 2015-07, “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)” removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of Braddock Multi-Strategy Income Fund

We have audited the accompanying statement of assets and liabilities of the Braddock Multi-Strategy Income Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the one day in the period ended December 31, 2015.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.   Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Braddock Multi-Strategy Income Fund as of December 31, 2016, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and for the one day period ended December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 1, 2017

Braddock Multi-Strategy Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (800) 207-7108. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	78	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	78	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	78	None.
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	78	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).

Braddock Multi-Strategy Income Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	78	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).
			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A
a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Braddock Multi-Strategy Income Fund
EXPENSE EXAMPLE
For the Six Months Ended December 31, 2016 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from July 1, 2016 to December 31, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		7/1/16	12/31/16	7/1/16 – 12/31/16
Class A	Actual Performance	$1,000.00	$1,036.70	$9.06
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.24	8.97
Class C	Actual Performance	1,000.00	1,033.30	12.89
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.46	12.76
Institutional Class	Actual Performance	1,000.00	1,037.90	7.83
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.45	7.75

*
Expenses are equal to the Fund’s annualized expense ratios of 1.77%, 2.52% and 1.53% for Class A, Class C and Institutional Class shares, respectively, multiplied by the average account values over the period, multiplied by 184/366 (to reflect the six month period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

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Braddock Multi-Strategy Income Fund
A series of Investment Managers Series Trust

Investment Advisor
Liberty Street Advisors, Inc.
100 Wall Street, 20th Floor
New York, New York 10005

Sub-Advisor
Braddock Financial, LLC
1125 17th Street, Suite 1510
Denver, Colorado 80202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Braddock Multi-Strategy Income Fund - Class A	BDKAX	46141Q 618
Braddock Multi-Strategy Income Fund - Class C	BDKCX	46141Q 592
Braddock Multi-Strategy Income Fund - Institutional Class	BDKNX	46141Q 584

Privacy Principles of the Braddock Multi-Strategy Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information.  The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Braddock Multi-Strategy Income Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 207-7108, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 207-7108, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (800) 207-7108.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Section in Washington, DC.  Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Braddock Multi-Strategy Income Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (800) 207-7108

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-207-7108.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2016	FYE 12/31/2015
Audit Fees	$18,700	$1,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2016	FYE 12/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2016	FYE 12/31/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	3/10/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	3/10/17

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	3/10/17